UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2011

First PacTrust Bancorp, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-49806	04-3639825
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

610 Bay Boulevard, Chula Vista, California	91910
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (619) 691-1519

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☒  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.                       Regulation FD Disclosure.

Investor presentation material of First PacTrust Bancorp, Inc. is furnished herewith as Exhibit 99.1.

Item 8.01.       Other Events.

The registrant had previously announced entering into a definitive agreement, dated as of August 30, 2011, pursuant to which Beach Business Bank will merge with and into a wholly owned subsidiary of the Company.  An investor presentation is incorporated herein by reference as Exhibit 9.01.

Item 9.01.      Financial Statements and Exhibits.

The following exhibit is being furnished herewith:

(d) Exhibits.

Exhibit Number	Description
99.1	Investor presentation material

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: September 8, 2011 By:	First PacTrust Bancorp, Inc. /s/ James P. Sheehy James P. Sheehy Executive Vice President - Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Investor presentation material